UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2021

Skillsoft Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Innovative Way, Suite 201 Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

(603) 324-3000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share Warrants	SKIL SKIL WS	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

The disclosure contained in Item 7.01(b) is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2021, the Board of Directors (the “Board”) of Skillsoft Corp., a Delaware corporation (the “Company”), approved by unanimous written consent a change in fiscal year end of the Company from December 31 to January 31. The Board’s decision to change the fiscal year end better aligns the Company's fiscal year with the planning cycles of the Company.

Following such change, the date of the Company’s next fiscal year end is January 31, 2022.

Item 7.01	Regulation FD Disclosure.

(a) On June 18, 2021, the Company issued a press release announcing the Company’s filing of its Form 8-K with the U.S. Securities and Exchange Commission in connection with the completion of its business combination with Churchill Capital Corp II. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(b) On June 21, 2021, the Company issued a press release announcing that the Company has launched marketing for a refinancing of a substantial amount of its long-term debt while repaying the remainder, the Company’s fiscal year change, and the Company’s comments on pro-forma first quarter fiscal year 2022 financial results reflecting the change to its fiscal quarter-end. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(c) On June 21, 2021, the Company also posted an investor presentation to its website at https://investor.skillsoft.com/company-information/presentations. A copy of the investor presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit Number	Description
99.1	Press release, dated June 18, 2021
99.2	Press release, dated June 21, 2021
99.3	Skillsoft Corp. Investor Presentation, dated June 21, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2021

SKILLSOFT CORP.

By:	/s/ Ryan Murray
Ryan Murray
Chief Accounting Officer and Interim Chief Financial Officer